                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                PURSUANT TO SECTION 13 OR 15(d) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                                             July 20, 2004
                                           Date of Report (Date of earliest event reported)

                                                          ACXIOM CORPORATION
                                          (Exact Name of Registrant as Specified in Charter)

                          Delaware                          0-13163                   71-0581897
              (State or Other Jurisdiction of           (Commission File     (IRS Employer Identification
                       Incorporation)                       Number)                      No.)

                                  1 Information Way, P.O. Box 8180, Little Rock, Arkansas 72203-8180
                                               (Address of Principal Executive Offices) (Zip Code)

                                   Registrant's telephone number, including area code: 501-342-1000

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated July 20, 2004

ITEM 9.  REGULATION FD DISCLOSURE.

         See Item 12.      Results of Operations and Financial Condition.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 20, 2004, Acxiom Corporation (the "Company") issued a press release announcing the results of its financial
performance for the first quarter of fiscal year 2005.   The Company will hold a conference call at 4:30 p.m. CDT today to discuss this information further.  Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

         The Company's press release, including the Financial Road Map, and other communications from time to time include certain non-GAAP financial measures.  A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

         The attached press release utilizes a measure of free cash flow. Free cash flow is defined as operating cash flow less cash used by investing activities excluding the impact of investments in joint ventures and other business alliances and cash paid and/or received in acquisitions and dispositions. The Company's management believes that while free cash flow does not represent the amount of money available for the Company's discretionary spending since certain obligations of the Company must be funded out of free cash flow, it nevertheless provides a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes after funding operating activities and capital expenditures, capitalized software expenses, and deferred costs.

         In addition, return on invested capital, also included in the attached press release, is a non-GAAP financial measure.
Management defines "return on invested capital" as income from operations adjusted for the implied interest expense included in operating leases divided by the trailing four quarters average invested capital.  The implied interest adjustment for operating leases is calculated by multiplying the average quarterly balances of the present value of operating leases [(beginning balance +
ending balance)/2]  times an 8% implied interest rate on the leases.  Average invested capital is defined as the trailing 4 quarter average of the ending quarterly balances for total assets less cash, less non-interest bearing liabilities, plus the present value
of operating leases.   Management believes that return on invested capital is useful because it provides investors with additional useful information for evaluating the efficiency of the Company's capital deployed in its operations.  Return on invested capital does not consider whether the business is financed with debt or equity, but rather calculates a return on all capital invested in the business.  Return on invested capital includes the present value of future payments on operating leases as a component of the denominator of the calculation, and adjusts the numerator of the calculation for the implied interest expense on those operating leases, in order to recognize the fact that the Company finances portions of its operations with leases instead of using either debt or equity.

         The non-GAAP financial measures used by the Company in the attached press release may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

                                                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 20, 2004

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jefferson D. Stalnaker
                                                        -------------------------------------------------------
                                                     Name:      Jefferson D. Stalnaker
                                                     Title:     Financial Operations Leader
                                                                (principal financial and accounting officer)

                                                             EXHIBIT INDEX

    Exhibit Number                       Description

         99.1           Press Release of the Company dated July 20, 2004.